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                                                                EXHIBIT 10.39

                   SECOND AMENDMENT TO REVOLVING CREDIT NOTE

                 THIS SECOND AMENDMENT TO REVOLVING CREDIT NOTE (this "Amendment") is made this 19th day of February, 1997, by FALCONITE EQUIPMENT, INC. (formerly known as Falconite, Inc.), an Illinois corporation ("Borrower"), and is accepted by CITIZENS BANK & TRUST COMPANY OF PADUCAH ("Lender").

                                  WITNESSETH:

                 WHEREAS, Borrower has heretofore executed and delivered to Lender its Revolving Credit Note dated October 5, 1995, and payable to the order of Lender in the maximum principal amount of Seven Million Dollars ($7,000,000.00), as amended by that certain First Amendment to Revolving Credit Note dated June 14, 1996 (the "Note"); and

                 WHEREAS, Borrower desires to amend the Note to, among other things, increase the maximum principal amount of the Note from Thirteen Million Dollars ($13,000,000.00) to Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00), and Lender is willing to consent thereto on the terms and conditions hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby amends the Note as follows:

                 1. The reference at the top of the Note to the number "$13,000,000.00" is hereby deleted in its entirety and the number
"$38,500,000.00" is substituted in lieu thereof.

                 2. The first full paragraph on page 1 of the Note is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "FOR VALUE RECEIVED, on the Commitment Termination
                 Date, the undersigned, FALCONITE EQUIPMENT, INC. (formerly known as Falconite, Inc.), an Illinois corporation (the "Borrower"), hereby unconditionally promises to pay to the order of CITIZENS BANK & TRUST COMPANY OF PADUCAH (the "Lender"), the principal sum of Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00), or such lesser amount as may then be outstanding under this Note. The aggregate principal amount which Lender shall be committed to have outstanding under this Note at any one time shall not exceed the sum of Thirty-Eight Million Five Hundred Thousand Dollars ($38,500,000.00), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement."


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                 3.       The first, second and third full paragraphs on page 2
of the Note are hereby deleted in their entirety and the following substituted in lieu thereof:

                          "This Note has been executed and delivered pursuant
                 to the terms of that certain Revolving Credit and Term Loan Agreement dated October 5, 1995, by and between Borrower and Lender, as amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated January 5, 1996, that certain Second Amendment to Revolving Credit and Term Loan Agreement dated June 14, 1996, and that certain Third Amendment to Revolving Credit and Term Loan Agreement dated February 19, 1997 (as so amended and as the same may from time to time be further amended, modified, extended or renewed, the "Loan Agreement") and is the "Revolving Credit Note" referred to therein. Reference is hereby made to the Loan Agreement for a statement of (i) the obligations of the Lender to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated and (iii) other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

                          This Note is secured by that certain Security
                 Agreement dated October 5, 1995, and executed by Borrower in favor of Lender, as amended by that certain First Amendment to Security Agreement dated February 19, 1997 (as so amended and as the same may from time to time be further amended, modified, extended or renewed, the "Security Agreement"). Reference is hereby made to the Security Agreement for (i) a description of the security and (ii) a statement of the terms and conditions upon which this Note is secured.

                          As consideration for this Note, the Shareholder
                 Guarantors have executed that certain Continuing Guaranty dated October 5, 1995, in favor of Lender, as amended by that certain First Amendment to Continuing Guaranty dated January 5, 1996, that certain Second Amendment to Continuing Guaranty dated June 14, 1996, and that certain Third Amendment to Continuing Guaranty dated February 19, 1997 (as so amended and as the same may from time to time be further amended, modified, extended or renewed, the "Continuing Guaranty"). Reference is hereby made to the Continuing Guaranty for (i) a description of the guaranty and (ii) a statement of the terms and conditions upon which this Note is guaranteed. As consideration for this Note, the Parent Guarantor has executed that certain Continuing Guaranty dated


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                 February, 19, 1997, in favor of Lender (as the same may
                 from time to time be amended, modified, extended or renewed, the "Parent Guaranty"). Reference is hereby made to the Parent Guaranty for (i) a description of the guaranty and (ii) a statement of the terms and conditions upon which this Note is guaranteed."

                 4. Except to the extent specifically amended by this Amendment, all of the terms, provisions and conditions contained in the Note shall be and remain in full force and effect and the same are hereby ratified and confirmed.

                 5. All references in the Note to "this Note" and any other references of similar import shall henceforth mean the Note as amended by this Amendment.

                 6. Borrower hereby represents and warrants to Lender that:

                          (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party;

                          (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which Borrower is a party or by which it is bound or to which it is subject;

                          (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms; and

                          (d)     as of the date hereof, all of the
                 representations, warranties and covenants of Borrower set forth in the Note are true and correct and no default or event of default under or within the meaning of the Note has occurred and is continuing.

                 7. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign or delegate any of its rights or obligations hereunder.



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                 8.       This Amendment shall be governed by and construed in
accordance with the substantive laws of the Commonwealth of Kentucky (without reference to conflict of law principles).

                 9. In the event of any inconsistency or conflict between the Note and this Amendment, the terms, provisions and conditions contained in this Amendment shall govern and control.

                 10. Lender is hereby authorized to attach this Amendment to the Note as a part thereof.

                 IN WITNESS WHEREOF, Borrower has executed this Second Amendment to Revolving Credit Note this 19th day of February, 1997.

                                 FALCONITE EQUIPMENT, INC.


                                 By:  /s/ Mike Falconite
                                    ---------------------------------

                                 Name:     Mike Falconite
                                      --------------------------------

                                 Title:    President
                                       -------------------------------

                   Accepted this 19th day of February, 1997.

                                 CITIZENS BANK & TRUST COMPANY OF
                                 PADUCAH


                                 By:  /s/ Scott Powell
                                    ---------------------------------

                                 Name:    Scott Powell
                                      --------------------------------

                                 Title:   Senior Vice President
                                       -------------------------------




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